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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 27, 2003


                              Network Engines, Inc.
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               (Exact name of registrant as specified in charter)



Delaware                          000-30863                 04-3064173
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(State or Other Juris-            (Commission               (IRS Employer
diction of Incorporation)         File Number)              Identification No.)



25 Dan Road, Canton, Massachusetts                            02021
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(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code:  (781) 332-1000
                                                     ---------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events.
         ------------

         On January 27, 2003, Network Engines (the "Corporation") repurchased an aggregate of 408,198 shares of common stock of the Corporation from Lawrence A. Genovesi, the Corporation's current chairman and its former chief executive officer and president, for $540,493 (the "Share Proceeds") in a private transaction. The purchase price was determined based on the average closing price of the Corporation's common stock over the ten trading days prior to and including January 17, 2003. Mr. Genovesi used $517,892 of the Share Proceeds, together with an additional $456,275 in cash, to pay off all of Mr. Genovesi's obligations to the Corporation relating to the Reimbursement Agreement dated as of January 9, 2001 (the "Reimbursement Agreement") between Mr. Genovesi and the Corporation, pursuant to which, among other things, Mr. Genovesi agreed to reimburse the Corporation for any amounts the Corporation paid under its guaranty of a personal loan that had been provided to Mr. Genovesi by a bank. On January 6, 2003, the bank applied $968,595 of the Corporation's funds that were on deposit with the bank in satisfaction of all amounts due to the bank from Mr. Genovesi.

         The remaining $22,601 of the Share Proceeds was used to pay off all of the principal and interest outstanding under the recourse note entered into between Mr. Genovesi and the Corporation in November 1999 in the original principal amount of $90,000. After giving effect to these transactions, Mr. Genovesi has no indebtedness outstanding to the Corporation.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      None.

         (b)      None.

         (c)      None.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 29, 2003          Network Engines, Inc.
                                 ---------------------
                                 (Registrant)


                                 By: /s/ Douglas G. Bryant
                                     -------------------------------------------
                                 Name:  Douglas G. Bryant
                                 Title: Vice President of Administration,
                                         Chief Financial Officer, Treasurer and
                                         Secretary